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                                                                 Exhibit 10.1.17

                             STOCK PURCHASE WARRANT

                                    AGREEMENT

            This WARRANT AGREEMENT ("Warrant Agreement") is entered as of July 19, 1999, by and between Advanced Telecommunications, Inc., a Minnesota corporation (the "Issuer") and General Electric Capital Corporation, a Delaware corporation (the "Administrative Agent"). All capitalized terms used but not otherwise defined herein shall have the meaning given to them in that certain Loan and Security Agreement dated as of July 16, 1999, by and among the Borrower, the Issuer and certain of its Subsidiaries as Guarantors, the financial institutions and other entities from time to time party thereto as Lenders and the Administrative Agent (as amended or modified from time to time, the "Loan Agreement").

            1. Issuance of Warrants; Term.

            (a) For and in consideration of the sum of One Dollar ($1.00) in cash and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Issuer hereby grants to the Administrative Agent, subject to the provisions hereinafter set forth and to the adjustments in the number of shares issuable pursuant to this Warrant Agreement hereinafter provided, the right to purchase (the "Warrants") 570,600 shares of Common Stock, one cent ($.0l) par value, of the Issuer (the "Common Stock"), which number of shares represents four percent (4%) of the aggregate outstanding shares of capital stock of the Issuer (both common and preferred) as of the date hereof on a fully diluted basis, assuming exercise by all other holders of all warrants, stock options, and other rights to purchase capital stock of the Issuer, including the Warrants hereunder, and the conversion of all other securities convertible into capital stock of the Issuer. Such outstanding securities of the Issuer on the date hereof are hereinafter referred to as "Closing Date Stock." Such percentage is hereinafter referred to as "the Administrative Agent's Proportionate Share." The shares of Common Stock issuable upon exercise of the Warrants, subject to adjustment under Section 8 below, are hereinafter referred to as the "Shares."

            (b) The Warrants issued under this Warrant Agreement shall be evidenced by one or more Warrant Certificates (the "Warrant Certificates") in the form of Exhibit A hereto. No more than fifty percent (50%) of the Warrants shall be exercisable on or prior to December 31, 2000. In the event that the Issuer receives at least $30,000,000 of Additional Contributed Capital on or prior to December 31, 2000, the Administrative Agent will return to the Issuer for cancellation fifty percent (50%) of the Warrants. Thereafter, all of the Warrants shall be exercisable, in whole or in part. All Warrants issued under this Warrant Agreement shall terminate on (i) the third anniversary of the final repayment of all Obligations due under the Loan Agreement (the "Termination Date").

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            2. Warrant Price. The exercise price at which all or any of the
Shares may be purchased pursuant to the terms of this Warrant Agreement shall be One Cent ($.01) per Share (the "Warrant Price").

            3. Exercise. Commencing on the First Borrowing Date, prior to December 31, 2000, the Warrants may be exercised from time to time by the holder thereof (but only on the conditions hereinafter set forth) as to fifty percent (50%) of the Warrants and after December 31, 2000, as to all of the Warrants, or any increment or increments of one (1) Share thereof, upon delivery of written notice of intent to exercise to the Issuer at the address set forth in Section 16 hereof, together with the Warrant Certificate(s) and a check payable to the Issuer for the aggregate purchase price of the Shares so purchased. Subject to any regulatory approvals or notifications required for the Issuer to issue any Shares, upon exercise of the Warrants, the Issuer shall as promptly as practicable, and in any event within ten (10) days thereafter, execute and deliver to the holder of the Warrants a certificate or certificates for the total number of Shares for which the Warrants are being exercised in the name of the Administrative Agent or a permitted transferee under Section 4(a) hereof. If the Warrants are exercised with respect to fewer than all of the Shares, the holder shall be entitled to receive one or more new Warrant Certificate(s), in the same form as the original, covering the number of Shares in respect of which the Warrants have not been exercised ("Replacement Warrant Certificate(s)"). The Issuer covenants and agrees that it will pay when due any and all state and federal issue taxes which may be payable in respect of the issuance of the Warrants, Warrant Certificate(s) or any Replacement Warrant Certificate(s), or in respect of the issuance of any Shares upon exercise of the Warrants.

            4. Covenants and Conditions. The above provisions are subject to the following terms and conditions:

                  (a) Neither the Warrants nor the Shares have been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws ("Blue Sky Laws"). The Administrative Agent has acquired the Warrants for investment purposes, and not with a view to distribution or resale, and the Warrants and Shares, if any, may not be sold or otherwise transferred without an effective registration statement for such sale or transfer under the Act and such applicable Blue Sky Laws or an opinion of counsel, reasonably satisfactory to the Issuer, that registration is not required under the Act and/or under any applicable Blue Sky Laws, except that the Administrative Agent may transfer the Warrants to any corporation directly or indirectly controlling, controlled by or under common control with the Administrative Agent (each, an "Affiliate") without opinion of counsel or other restriction.

                  (b) The Administrative Agent represents that it is experienced in evaluating companies such as the Issuer, is familiar with transactions such as the one contemplated by this Warrant Agreement, has such knowledge and experience in financial and business matters that it is


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            capable of evaluating the merits and risks of its prospective investment in the Issuer, and has the ability to bear the economic risks of the investment.

                  (c) The holder of any Warrant hereunder and the Issuer agree to execute such other documents and instruments as counsel for the Issuer reasonably deems necessary to effect compliance with applicable federal and state securities laws in connection with the issuance of the Warrants and any shares of Common Stock issued upon exercise hereof.

                  (d) The Issuer covenants and agrees that all Shares which may be issued upon exercise of the Warrants will, upon issuance and payment therefor, be legally and validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect thereto or to the issuance thereof. The Issuer shall at all times reserve and keep available for issuance upon the exercise of the Warrants such number of authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants.

            5. Transfer of Warrants and/or Shares; Right of First Refusal.

                  (a) Subject to the provisions of Sections 4(a) and (c),
            Section 5(b) and Section 18 hereof, the Warrants or the Shares issued pursuant hereto or thereto may be transferred, in whole or in part, to any person or business entity upon thirty (30) days prior written notice to the Issuer specifying the price and terms of the proposed sale (the "Transfer Notice"). Unless the Issuer exercises its "Right of First Refusal" as defined in Section 5(b) below, the transfer shall be accomplished by presentation of the Warrant Certificate(s), the Replacement Warrant Certificate(s) or the stock certificate(s) representing the Shares to the Issuer with written instructions for such transfer. Upon such presentation for transfer, the Issuer shall promptly execute and deliver or issue new Warrant Certificate(s) or Replacement Warrant Certificate(s) in the form provided for herein with appropriate adjustments to the number of Shares and such other provisions hereof as may require adjustment and in the denominations specified in such instructions or stock certificate(s). The Issuer shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of Warrant Certificate(s) or stock certificates under this
            Section 5(a).

                  (b) Except for a requested transfer to an Affiliate of the
            Administrative Agent, within the thirty (30) day period described in
            Section 5(a) above, the Issuer shall have the right to purchase the Warrants or the shares proposed for transfer at a price and on terms equal to those specified in the Transfer Notice (the "Right of First Refusal"). If the Issuer wishes to exercise its Right of First Refusal, it shall provide notice of that election to the transferor within ten (10) days of its receipt of the Transfer Notice and shall pay the offered price on the terms contained in the


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            Transfer Notice or if no terms are provided, in immediately available funds, within twenty (20) calendar days.

                  (c) Shares issued pursuant to this Warrant Agreement shall bear the following legend:

      PURSUANT TO A WARRANT AGREEMENT BETWEEN ADVANCED TELECOMMUNICATIONS, INC. AND GENERAL ELECTRIC CAPITAL CORPORATION DATED AS OF JULY 16, 1999, THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH SUCH WARRANT AGREEMENT. A COPY OF SAID WARRANT AGREEMENT IS ON FILE AT THE PRINCIPAL BUSINESS OFFICE OF THE ISSUER.

      6. Holder's Right to Put.

                  (a) At any time after December 31, 1999 and before the
            Termination Date, the holder of Warrants that are then exercisable as provided in Section 1(b) or of Shares previously issued upon exercise of Warrants shall have the right to sell (the "Put"), and the Issuer shall have the obligation to buy, all such Warrants and/or all such Shares previously issued pursuant to Section 3 hereof at a price (the "Put Price") equal to the greater of (i) the fair market value thereof or (ii) a price reflecting the average price-to-earnings ratio of ten (10) industry peers (based on the reported net income of the Issuer calculated in conformance with
            GAAP).

                  (b) The Put shall be exercised upon delivery to the Issuer of a written notice of exercise of the Put (the "Put Notice"). The Put Notice shall specify, the holder's determination of the Put Price.

                  (c) (i) If the Issuer agrees with the Put Price, it shall so notify the holder within thirty (30) days of the receipt of the Put Notice. If the Issuer fails to notify the holder of a disagreement with the Put Price specified by the Put Notice within such thirty
            (30) days, the Put Price shall be that set forth in the Put Notice. Upon receipt of the Issuer's notice of acceptance of the Put Price (or thirty (30) days after delivery of the Put Notice if no response is sent), the holder may surrender to the Issuer the Put Warrant Certificate(s) and/or Shares issued pursuant to Section 3 hereof, together with fully executed stock powers and the Issuer shall thereupon pay the Put Price in immediately available funds.

                  (ii) If the Issuer disagrees with the Put Price, it shall so notify the holder within thirty (30) days of the receipt of the Put Notice. If the Issuer and the holder cannot agree on the fair market value of the Warrants and/or Shares within ten (10) business days after receipt of the Issuer's


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            notice of disagreement, either party shall have the right to employ the procedure set forth in subsection 6(f)below.

                  (d) For purposes of this Section 6(d), the Administrative
            Agent shall act as agent for all transferees desiring to exercise their Put rights unless the Administrative Agent has not elected to Put any Warrants or any Shares, in which event that transferee exercising a Put for the highest number of Shares or Warrant(s) exercisable for the highest number of Shares shall act as agent for the other transferees. All such transferees shall be bound by the agent hereunder.

                  (e) Prior to the Issuer's full and complete performance of all
            Obligations under the Loan Agreement, no holder of Warrants or Shares shall have the right to exercise the Put until such time as the exercise of the Put as to all outstanding Warrants would not create a default under the covenants set forth in the Loan Agreement. This Section 6(e) shall be null and void after the Issuer satisfies all Obligations under the Loan Agreement.

                  (f) If the holder disagrees with the Put Price specified in the Put Notice, it must so notify the Issuer within thirty (30) days of the receipt of the Put Notice. If the Issuer and the holder cannot agree on the fair market value of the Warrants and/or Shares within ten (10) Business Days after the Issuer's receipt of the holder's notice of disagreement regarding fair market value, either party shall have the right to designate an independent, mutually agreeable nationally recognized accounting firm ("Accounting Firm") to determine such fair market value. The determination of fair market value by the Accounting Firm or the average of such fair market value, if two Accounting Firms are used, shall be final and binding upon both parties. The determination shall be made within sixty (60) days of the designation of the Accounting Firms. Within fifteen (15) business days following the receipt by the Issuer of notice of the determination of fair market value by the Accounting Firm(s), the Issuer shall pay the Put Price in immediately available funds in exchange for the Warrant Certificate(s) or Shares, as the case may be. All fees, costs and expenses relating to the determination of fair market value shall be paid by the Issuer.

            7. Antidilution. The following provisions shall govern dilution of the Warrants or Shares issuable under this Warrant Agreement.

                  (a) In the event that the Issuer shall at any time after the date of this Warrant Agreement (i) declare a dividend on the Common Stock in shares of its capital stock (whether in shares of Common Stock or of capital stock of any other class), (ii) split or subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, the number and/or kind of shares subject to the


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            Warrants in effect at the time of the record date for such dividend or of the effective date of such split, subdivision or combination shall be adjusted so that the holder of any Warrant shall be entitled to receive, upon payment of the aggregate Warrant Price, the aggregate number and kind of shares issuable or payable on the aggregate number of Shares for which the Warrants are exercisable, without regard to Section 1(b) solely for this purpose, as a result of such dividend, subdivision or combination. Such adjustment shall be made successively whenever any event listed above shall occur.

                  (b) In the event that the Issuer issues any securities or
            rights in addition to those outstanding on the date hereof and defined as "Closing Date Stock" in Section 1 hereof other than to a public offering in which the Shares are registered or purchased under Section 8 below, the aggregate number of Shares for which the Warrants are exercisable, without regard to Section 1(b) solely for this purpose, shall automatically be adjusted so that following such an issuance, the Administrative Agent's Proportionate Share shall remain as in existence immediately prior to such issuance.

                  (c) If at any time before the Termination Date there shall occur any capital reorganization or any reclassification of the stock of the Issuer not specified in Section 7(a) above, or the consolidation or merger of the Issuer with or into another person (other than a consolidation or merger in which the Issuer is the continuing corporation and which does not result in any change in the Common Stock or the Administrative Agent's Proportionate Share thereof) or the sale or disposition of all or substantially all of the properties and assets of the Issuer as an entirety to any other person, then, after such reorganization, reclassification, consolidation, merger, sale or other disposition, each outstanding Warrant shall be exercisable for the kind and number of shares of stock or other securities or property of the Issuer or of the corporation resulting from such consolidation or surviving such merger or to which such properties and assets shall have been sold or otherwise disposed to which such holder would have been entitled if it held the Shares issuable upon the exercise of Warrants issued hereunder immediately prior to such reorganization, reclassification, consolidation, merger, sale or other disposition. The provisions of this Section 7(c) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or other dispositions.

                  (d) If at any time, as a result of an adjustment made pursuant to this Section 7, the holder of any Warrant thereafter exercised shall become entitled to receive any shares of the Issuer other than shares of Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions


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            with respect to the Shares contained in this Section 7, and the provisions of this Warrant Agreement with respect to the Shares shall apply on like terms to such other shares.

                  (e) Whenever the number of Shares for which the Warrants are exercisable shall be subject to adjustment as provided in this
            Section 7, the Issuer shall forthwith prepare a statement, signed by its chief financial officer, showing in detail the facts requiring such adjustment and the Shares for which the Warrants may be exercised that shall be in effect after such adjustment. The Issuer shall cause a copy of such statement to be sent by certified mail, return receipt requested or by overnight courier (with receipt) to each holder of the Warrants or Shares at its address appearing on the Issuer's records.

                  (f) The Issuer shall pay all documentary, stamp or other
            transactional taxes attributable to the issuance or delivery of Shares upon exercise of any Warrant; provided, however, that the Issuer shall not be required to pay any issue taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such Shares in a name other than that of the holder of the applicable Warrant.

                  (g) In the event the Issuer shall propose to take any action of the types described in this Section 7, the Issuer shall give notice to the holders of the Warrants, in the manner set forth in
            Section 7(e) above, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Shares for which the Warrants are exercisable and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon exercise of the Warrants. Such notice shall be given at least twenty (20) days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action or the rights of holders of Warrants or Shares to receive the benefits of this Section 7.

                  (h) If any question shall at any time arise with respect to an adjustment to the number of Shares into which the Warrants may be exercised, such question shall be determined by the independent auditors of the Issuer, unless it is demonstrably incorrect, and such determination shall be binding upon the Issuer and the holders of the Warrants and the Shares.

                  (i) Anything in this Section 7 to the contrary
            notwithstanding, the Issuer shall be entitled to make such reductions in the Warrant Price or increase in the number of Shares purchasable upon the exercise of each


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            Warrant, in addition to those adjustments required by this Section
            7, as shall be advisable in order that any consolidation or subdivision of the Common Stock, or any issuance wholly for cash of any shares of Common Stock at less than the current market price, or any issuance wholly for cash or shares of Common Stock or securities which by their terms are convertible into or exchangeable for shares of Common Stock, or any stock dividend, or any issuance of rights, options or warrants referred to hereinabove in this Section 8, hereinafter made by the Issuer to the holders of its Common Stock shall not be taxable to them.

                  (j) Anything contained herein to the contrary notwithstanding, this Section 7 shall terminate in all respects, and shall have no further force or effect after the Termination Date.

      8. "Piggy-Back" Registration Rights.

                  (a) If at any time after the date hereof the Issuer shall
            propose to file a registration statement on a form suitable for sales by selling stockholders, it will give notice in writing to such effect to the holder(s) of the Warrants or any holder(s) of Shares at least thirty (30) days prior to such filing. Such holders shall keep such notice confidential until the Issuer shall make a public announcement of its intention to file a registration statement. At the written request of any holder(s) of the Warrants (who shall have elected to purchase Shares within ten (10) days following receipt of the Issuer's notice) or any holders of Shares, made within ten (10) days after the receipt of such notice, the Issuer will include in the registration statement at the Issuer's cost and expense (except for the fees and expenses of counsel to such holder(s) and underwriting discounts and commissions attributable to the Shares included therein) such of the Shares held by such holder(s) as they shall request (the "Offered Shares"); provided, however, that if the offering being registered by the Issuer is underwritten and if the representative of the underwriters certifies that the inclusion therein of the Offered Shares would materially and adversely affect the sale of the securities to be sold by the Issuer thereunder, then the public offering of the Offered Shares so excluded shall be delayed for a period of ninety
            (90) days after the commencement of the underwritten public offering, provided that the representative of the underwriters certifies that such delay would not materially and adversely affect the sale of such Offered Shares. If the Offered Shares are not included in a delayed public offering within this ninety (90) day period: (i) the Issuer shall then have the obligation, at the option of the holder(s) of the Offered Shares, to repurchase same at a price per share equal to the higher of (x) in the event shares of other stockholders are included in the registration, the net price to such stockholders of the shares so offered, and (y) in the event the offering includes only shares offered by the Issuer, the net price to the Issuer of the shares so offered; (ii) such purchase shall take place within ninety (90) days of the closing of the public offering; and (iii)


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            Sections 5 and 6 shall not be applicable to such purchase of the
            Shares; provided, however, that prior to the Issuer's full and complete performance of all Obligations under the Loan Agreement, no holder of Warrants or Shares shall have the right to require the Issuer to effect such purchase until such time as such purchase would not create a default under the covenants set forth in the Loan Agreement and provided, further, that this provision shall be null and void after the Issuer satisfies all Obligations under the Loan Agreement.

                  The rights of holders of the Warrants, and Shares under this
            Section (a) shall apply to an unlimited number of offerings by the Issuer.

                  (b) At the time any registration statement filed in accordance with the provisions of subsection 9(a) above becomes effective, and at the effective date of a post-effective amendment thereto, the Issuer will, at its own expense, furnish to the persons whose Shares are included in such registration statement pursuant to this Section 8, an opinion of the Issuer's counsel to the effect that:

                  (i) The registration statement and the prospectus contained therein, and each amendment or supplement thereto, as of their respective effective or issue dates, comply as to form in all material respects with the requirements of the Act and the rules and regulations promulgated thereunder, and the sale of the Offered Shares will be in compliance with applicable Blue Sky Laws; and

                  (ii) Such counsel has no reason to believe that, based upon participation in the preparation thereof and discussions related thereto, such registration statement, the prospectus contained therein, or any amendment or supplement thereto, as of their respective effective or issue dates, contains any untrue statement of any material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that no opinion need be expressed with respect to any financial statements, notes thereto or other financial data contained therein). If for any reason the Issuer's counsel is unable to give such opinion, the Issuer shall notify the holder(s) of Offered Shares and shall use its best efforts to remove expeditiously all impediments to the rendering of such opinion.

                  (c) The Issuer shall promptly notify the holder(s) of Offered
            Shares of the occurrence of any event as a result of which any prospectus included in a registration statement filed pursuant to this Section 8 includes any misstatement of a material fact or omission of any material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading.


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                  (d) The Issuer's obligations under this Section 8 with respect to each holder of Offered Shares are expressly conditioned upon such holder's furnishing to the Issuer in writing such information concerning such holder and the terms of such holder's proposed offering as the Issuer shall reasonably request for inclusion in the registration statement. If any registration statement including Offered Shares is filed, the Issuer shall indemnify each holder thereof (and each underwriter for such holder and each person, if any, who controls such underwriter within the meaning of the Act) from any loss, claim, damage or liability arising out of or based upon any untrue statement of a material fact contained in such registration statement or any omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except for such statement or omission based on information furnished in writing by such holder of Offered Shares expressly for use in such registration statement.
            Each holder of Offered Shares shall indemnify the Issuer (and each of its officers and directors who has signed such registration statement, each person, if any, who controls the Issuer within the meaning of the Act, each underwriter for the company and each person, if any, who controls such underwriter within the meaning of the Act) against any loss, claim, damage or liability arising from any statement or omission which was made in reliance upon information furnished in writing to the Issuer by such holder of Offered Shares expressly for use in such registration statement.

            9. Notice of Actions, Settlement and Contribution. Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of Section 8 above, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall be responsible for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party which are different from or additional to and are inconsistent with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in Section 8 above, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in Section 8 above.


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            The indemnifying party shall not make any settlement of any claims indemnified against hereunder without the written consent of the indemnified party or parties, which consent shall not be unreasonably withheld.

            In the event the indemnity provisions of Section 8 are not enforceable in the court in which indemnity is sought, the indemnifying party shall contribute to any cost, loss or liability of the indemnified party in accordance with the applicable rules and principles of contribution by joint tortfeasors in that jurisdiction for securities fraud actions.

            10. No Fractional Shares to be Issued. The Issuer shall not, upon any exercise of the Warrants, issue a certificate representing any fraction of a share of Common Stock. If any adjustment under Section 7 would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares subject to the Warrants shall be the next higher number of shares, rounding all fractions upward.

            11. Entire Agreement. This Warrant Agreement contains the entire agreement between the holders of the Warrants and the Issuer with respect to the purchase of the Warrants and supersedes all prior arrangements or understandings with respect thereto.

            12. Governing Law. This Warrant Agreement shall be governed by and construed in accordance with the law of the State of New York.

            13. Waiver and Amendment. Any term or provision of this Warrant Agreement may be waived at any time by the party which is entitled to the benefits thereof and any term or provision of this Warrant Agreement may be amended or supplemented at any time by agreement of the holders of the Warrants and the Issuer, except that any waiver of any term or condition, or any amendment or supplementation, of this Warrant Agreement must be in writing. A waiver of any breach or failure to enforce any of the terms or conditions of this Warrant Agreement shall not in any way affect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with any term or condition of this Warrant Agreement.

            14. Severability. In the event that any one or more of the provisions contained in this Warrant Agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Warrant Agreement shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.

            15. Notice. Any notice or other document required or permitted to be given or delivered to the Issuer or to the holder of the Warrants or any Shares shall be delivered personally, or sent by certified or registered mail as follows:

if to the Issuer:

            Advanced Telecommunications, Inc.
            730 Second Avenue South, Suite 1200
            Minneapolis, Minnesota 55402
            Attention: Richard Smith
            Telecopy: (612) 376-4411

or at such other address as the Issuer shall designate in writing to the Administrative Agent and/or its assignees;

if to the Administrative Agent:

            General Electric Capital Corporation
            Telecom Financial Services
            10 Riverview Drive
            Danbury, Connecticut 06810
            Attention: Portfolio Manager
            Telecopy: (203) 749-4531

            with a copy to:

            NTFC Capital Corporation
            501 Corporate Centre Drive, Suite 600
            Franklin, Tennessee 37067
            Attention: Legal Department
            Telecopy: (615) 771-6187

or at such other address as the Administrative Agent shall designate in writing to the Issuer;

and if to an assignee or subsequent assignee of the Administrative Agent, at the last address shown on the books of the Issuer maintained for the registration of, and the registration of transfer of, the Warrant Certificate(s), any Replacement Warrant Certificate(s) and any Shares, or at such other address as the holder hereof or thereof shall have notified the Issuer in writing.

            16. Holder of Warrant not a Shareholder. No holder of the Warrants shall, as such, be entitled to vote or receive dividends (except as otherwise provided herein) or be deemed to be a shareholder of the Issuer for any purpose.

            17. Loss, Destruction, Etc. of Warrant Certificate(s). Upon receipt of evidence satisfactory to the Issuer of the loss, theft, mutilation or destruction of any Warrant Certificate(s), and in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Issuer, or in the event of such mutilation, upon surrender and cancellation of the Warrant Certificate(s), the Issuer will make and deliver a Replacement Warrant Certificate, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant Certificate(s). Any Warrant Certificate(s) alleged to be lost, destroyed or stolen shall be replaced by a replacement Warrant Certificate upon receipt of an affidavit from the holder. Any such replacement Warrant Certificate or any Warrant Certificate issued in lieu of any mutilated Warrant Certificate(s), shall constitute an original contractual obligation on the part of the Issuer.

            18. Obligation of Transferee. Any transferee of the Warrants shall execute a copy of this agreement as a condition to such transfer.

            IN WITNESS WHEREOF, the Issuer and the Administrative Agent have caused this Warrant Agreement to be executed by their duly authorized officers as of the date first above written.

                                       ISSUER:

ATTEST:                                ADVANCED TELECOMMUNICATIONS, INC.


By: /s/ Richard Smith                  By: /s/ Michael A. Donchve
    ------------------------               -------------------------------------
Name: Richard Smith                        Name: Michael A. Donchve
Title: CFO                                 Title: Treasurer


                                       ADMINISTRATIVE AGENT:

                                       GENERAL ELECTRIC CAPITAL CORPORATION


                                       By: _____________________________________
                                           Name:
                                           Title:

            IN WITNESS WHEREOF, the Issuer and the Administrative Agent have caused this Warrant Agreement to be executed by their duly authorized officers as of the date first above written.

                                       ISSUER:

ATTEST:                                ADVANCED TELECOMMUNICATIONS, INC.


By: __________________________         By: _____________________________________
Name:                                      Name:
Title:                                     Title:


                                       ADMINISTRATIVE AGENT:

                                       GENERAL ELECTRIC CAPITAL CORPORATION


                                       By: /s/ LW Middleton
                                           -------------------------------------
                                           Name:  LW Middleton
                                           Title: Att. Secretary

                                                                       Exhibit A

                                                            To Warrant Agreement

                          [FORM OF WARRANT CERTIFICATE]
THE WARRANTS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT. SUCH WARRANTS MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THE WARRANT AGREEMENT, DATED AS OF JULY 16, 1999, ("WARRANT AGREEMENT") BETWEEN THE ISSUER AND THE INITIAL HOLDER OF THE WARRANTS THEREIN NAMED, A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE ISSUER AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE. THIS WARRANT CERTIFICATE IS NOT TRANSFERRABLE EXCEPT UPON CONDITIONS SET FORTH IN AND EXECUTION OF THE WARRANT AGREEMENT.

                    EXERCISABLE AT ANY TIME FROM TIME TO TIME

                       UNTIL TERMINATED IN ACCORDANCE WITH

                              THE WARRANT AGREEMENT

No. W-________

                              Warrant Certificate

            This Warrant Certificate certifies that General Electric Capital Corporation (the "Administrative Agent"), or registered assigns, is the registered holder of ___ Warrants (the "Warrants") to purchase shares of Common Stock of Advanced Telecommunications, Inc., a Minnesota corporation (the "Issuer"). Each Warrant entitles the holder, subject to the conditions set forth herein and in the Warrant Agreement, to purchase from the Issuer before 5:00. P.M., local time, on any business day of the Issuer at any time or from time to time until terminated in accordance with the Warrant Agreement (the "Expiration Date"), one fully paid and nonassessable share of the Common Stock of the Issuer (the "Shares") at a price of $.0I per share (the "Exercise Price"), payable in lawful money of the United States of America, upon surrender of this Warrant Certificate, execution of the annexed Form of Election to Purchase and payment of the applicable Exercise Price at the office of the Issuer at 730 Second Avenue South, Suite 1200, Minneapolis, Minnesota 55402 or such other address as the Issuer may specify in writing to the registered holder of the Warrants evidenced hereby (the "Warrant Office"). The Exercise Price and number of Warrant Shares purchasable upon exercise of the Warrants are subject to adjustment prior to the Expiration Date upon the occurrence of certain events as set forth in Warrant Agreement.

            No Warrant may be exercised after 5:00 P.M., local time of the Warrant Office, on the Expiration Date and all rights of the registered holders of the Warrants shall cease after 5:00 P.M., local time of the Warrant Office, on the Expiration Date.

            The Issuer may deem and treat the registered holder(s) of the Warrants evidenced hereby as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof and of any distribution to the holder(s) hereof, and for all other purposes, and the Issuer shall not be affected by any notice to the contrary.

            Warrant Certificates, when surrendered at the office of the Issuer at the above-mentioned address by the registered holder hereof in person or by a legal representative duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

            Upon due presentment for registration of transfer of this Warrant Certificate at the Warrant Office, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued in exchange for this Warrant Certificate to the transferee(s) and, if less than all the Warrants evidenced hereby are to be transferred, to the registered holder hereof, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

            This Warrant Certificate is one of the Warrant Certificates referred to in the Warrant Agreement dated as of _______, 199_ between the Issuer and the Administrative Agent (the "Warrant Agreement"). Said Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Issuer and the holders.

            IN WITNESS WHEREOF, the Issuer has caused this Warrant Certificate to be signed by its duly authorized officers on this the 19th day of July, 1999.

                                       ADVANCED TELECOMMUNICATIONS, INC.


                                       By:______________________________________
                                          Name:
                                          Title:

ATTEST:


By: ____________________________
    Name:
    Title:

                          FORM OF ELECTION TO PURCHASE

                 [To be executed only upon exercise of Warrant]

            The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of __________ shares of Common Stock of Advanced Telecommunications, Inc., and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _____________ whose address is ____________________ and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.


                                       _________________________________________
                                       (Name of Registered Owner)


                                       _________________________________________
                                       (Signature of Registered Owner)


                                       _________________________________________
                                       (Street Address)


                                       _________________________________________
                                       (City)          (State)        (Zip Code)

NOTICE: The signature on this subscription must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever.